                                                                  EXHIBIT 10.25




Agreement 350-132

This is an agreement between International Business Machines Corporation (IBM), a New York Corporation, and Synon Corporation (Synon), located at 1100 Larkspur Landing Circle, Larkspur, CA 94939. Pursuant to this Agreement, IBM and Synon will cooperatively develop object-based class libraries (Class Libraries) as set forth below.

l.       PURPOSE

         IBM and Synon hereby establish the terms for the Synon IBM Class Library Endeavor (SIRCLE), whereby they will develop Class Libraries for use by IBM and Synon's customers and business partners. The Class Libraries will be developed in IBM's "Jumpstart" laboratory (Jumpstart
         Lab) in Rochester, Minnesota, and marketed to Independent Software Vendors (ISVs) and customers.

2.       TERM

         The term of this Agreement will begin when this Agreement is executed by both parties, and end December 31, 1997, subject to earlier termination as permitted by this Agreement.

3.       TERMINATION

         A.      Termination of Agreement

                 Either party may terminate this Agreement at any time for cause, upon written notice, as provided herein. Either party may also terminate this Agreement at any time without cause upon ninety (90) days' prior written notice, in either case, with no obligations, or liability to each other for damages of any kind, other than as provided herein.

         B.      Termination for Cause

                 Either party may terminate this Agreement for cause upon the material breach by the other party of in obligations under this Agreement. For purposes of this Section, material breach shall include, but not be limited to, the following:

                 1) The commencement of any proceeding, voluntary or involuntary, in bankruptcy, insolvency, dissolution or liquidation by or against the other party.

                 2) Other than the assignment of assets for purposes of securing financing in the ordinary course of business, any assignment of assets for the benefit of creditors.

                 3) Any assignment of this Agreement, or any obligation or right under it to an entity other than a parent or subsidiary company, to include without limitation, a transfer of a majority interest in either company, the sale, acquisition or merger or either company with a third party who is not a parent or subsidiary company, without the other party's prior written consent as provided herein.

                 4) Either party is subject to property attachment or court injunction or court order which affects its ability to perform under this Agreement.

                 5) The failure of either party to substantially conform with its obligations under this Agreement and any of its attachments.

                 Termination of this Agreement or exercise of rights and remedies provided under this Agreement shall not be exclusive and shall not in any way limit any actions at law or otherwise that a party hereto may be entitled.


4.       RESPONSIBILITIES

         A.      General Responsibilities

                 IBM and Synon hereby agree that the SIRCLE project outline, attached to this Agreement as Exhibit A, is the general statement of milestones and deliverables required by IBM and Synon under this Agreement. IBM and Synon agree that from time to time during this Agreement, said milestones and deliverables may need to be modified or revised. IBM and Synon agree that before any modifications are nude to Exhibit A, each party's technical coordinator must provide his or her written approval.

         B.      Overview of IBM Responsibilities

                 In addition to those responsibilities set forth in Exhibit A, IBM shall:

                 1) Work with Synon to determine which Class Libraries Synon will create under this Agreement;

                 2) Review and provide feedback to Synon regarding the Class Libraries designed and developed by Synon under this Agreement;

                 3) Provide funding to support SIRCLE, including funding for two developers with demonstrated Obsydian proficiency and one IBM project manager who will oversee the management of SIRCLE on behalf of IBM;

                 4) Make available for Synon's use the necessary office space at IBM's Rochester facility in which Synon shall conduct its object technology development efforts; and

                 5) IBM will provide for Synon's use on IBM's premises one (1) AS/400 model # 40S and any personal computer equipment that Synon needs to work on its class libraries while at IBM's Rochester facility.

         C.      Overview of Synon Responsibilities

                 In addition to those responsibilities set forth in Exhibit A, Synon shall:

                 1) Prepare for, and take to market (i.e. creation of Class Library demonstration), completed Class Libraries;

                 2) Demonstrate for IBM's review and acceptance each Class Library and ISV prototype application; and

                 3) Provide staffing to support SIRCLE, including one senior application designer with demonstrated Obsydian proficiency and at least two ISV interns with demonstrated expertise with the Obsydian tool.

         D.      Overview of Joint IBM and Synon Responsibilities

                 IBM and Synon agree that in addition to the above-identified responsibilities, as well as those set forth in Exhibit A, both parties jointly shall:

                 1) Oversee overall management responsibility for activities conducted in and by the Jumpstart Lab;

                 2) Use the Obsydian tool to develop class libraries that utilize AS/400 advanced functions, including Facsimile Support/400; and

                 3) Work cooperatively to determine whether additional Class Libraries should be developed.

5.       DELIVERABLES

         Under this Agreement, Synon shall deliver the following:

         [ ]*



* Confidential treatment has been requested from the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

6.       TECHNICAL COORDINATORS

         As set forth below, each party shall have a technical coordinator assigned to the SIRCLE project. It shall be the responsibility of each technical coordinator to review and approve the creation of Class Libraries that shall be developed using the Obsydian tool.

         Technical Coordinators:

IBM:                      Sally Krusing
                          IBM Corporation
                          3605 Highway 52 North
                          Rochester, MN 55901

                          Telephone:(507) 253- 5506
                          Facsimile:(507) 253- 4884
                          e-mail:skrusing@vnet.ibm.com

Synon:                    Alan Zwiren
                          Synon Corporation
                          1100 Larkspur Landing Circle
                          Larkspur, CA 94939

                          Telephone:(415) 461-5000
                          Facsimile:(415) 461-2171
                          e-mail:ajz@synon.com.

7.       COMPENSATION

         Except as otherwise set forth in this Agreement, it is understood that neither party will compensate the other for the services and Deliverables furnished in accordance with the provisions of this Agreement and Exhibit A. Synon is responsible for the payment of all taxes associated with the provision of its services and Deliverables to IBM under this Agreement. There are no express or implied rights by Synon to receive commissions, royalties, finder's fees or other consideration from IBM.

         Synon is solely liable for payment to all third parties with whom it deals in carrying out the terms of this Agreement. Synon agrees to incorporate in order forms and contracts with such third parties a statement that the third party shall look solely to Synon for payment and to no other party.

8.       ROYALTY PAYMENTS TO IBM

         [ ]*


* Confidential treatment has been requested from the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

         [ ]*

         Payments:        Any royalty payments owing to IBM will be due within
                          30 days after the close of each calendar quarter and will be made payable to IBM Corporation at the following address:

                                 IBM Corporation
                                 Attn: Accounts Receivable
                                 P.O. Box 75082
                                 Charlotte NC 28275-0082

         Audit: Synon will maintain complete and accurate records for two (2) years following the termination or expiration of this Agreement, which an accounting organization selected by IBM will have access to, upon reasonable notice

9.       RIGHTS IN DATA

         A. This Agreement does not grant IBM a license to any of Synon's copyrights in the Class Libraries. This Agreement does not grant Synon a license to any of IBM's copyrights, patents or other intellectual property rights in any materials provided to Synon by IBM hereunder.

         B. Synon hereby grants to IBM (1) a worldwide, non-exclusive, irrevocable, and royalty-free license to use, execute, reproduce, distribute copies of, display and combine the Class Libraries with any equipment for testing and demonstration purposes within IBM and demonstration purposes outside of IBM, and (2) the right to authorize its majority owned subsidiaries to do any of the foregoing.

         C. Synon hereby grants to IBM a worldwide, non-exclusive, irrevocable and royalty-free license to use, in any manner it deems appropriate and without accounting to Synon, any patentable invention or process which is conceived or reduced to practice by Synon during the course of this Agreement and as a result of activities hereunder. IBM may license its subsidiaries to do any of the foregoing.

10.      INDEMNIFICATION

         Synon agrees to fully indemnify, defend, and hold ]IBM harmless against any claim that the Class Libraries, or any preexisting work from which the Class Libraries are prepared, infringe any intellectual property right of any third party or any other claims arising from the Class Libraries.

11.      WARRANTY


* Confidential treatment has been requested from the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

         Neither party makes any warranty in connection wit this Agreement.
         IBM does not represent or commit that any future IBM announcements or products related to this effort, including interface data related to a product, will be made available. Any planned or existing IBM products or announcements are subject to change without notice. All information, materials, and services furnished by either party under this Agreement will be on an "AS IS" basis. THE PARTIES EXPRESSLY DISCLAIM THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

12.      GENERAL

         Notices: Any notice required or permitted under this Agreement should be sent to the applicable technical coordinator. Notices are effective when received by the appropriate coordinator as demonstrated by reliable written confirmation (i.e., certified mail receipt, courier receipt or facsimile confirmation sheet).

         Limitations: IBM's entire liability and Synon's exclusive remedy for actual damages from any cause whatsoever relating to the subject matter of this Agreement will be limited to $25,000 or the value of this Agreement, whichever is less. This limitation will apply, except as otherwise stated in this section, regardless of form of action, whether in contract or in tort, including negligence. This limitation will not apply to claims by Synon for bodily injury or damage to real property or tangible personal property for which IBM is legally liable.

         IN NO EVENT WILL IBM OR ITS SUBSIDIARIES BE LIABLE FOR ANY LOST REVENUE, LOST PROFITS OR CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

         Freedom of Action: This Agreement will not restrict either party from developing, acquiring, and marketing products, services, and materials that are competitive with the Class Libraries or other products, irrespective of any similarities that may exist.

         Trademarks: This Agreement (does not grant Synon any right to use IBM's trademarks, trade names or service marks in connection with any of your products, services, or publications, however, Synon may represent that the Class Libraries operate with certain IBM systems so long as the reference is accurate and not misleading.

         Assignment: This Agreement is not assignable without the prior written consent of the other party, except that IBM may at its option assign this Agreement to IBM subsidiaries.

         Governing Law:  New York law shall govern the terms of this Agreement.

         Entire Agreement: This Agreement and any of its attachments are the complete and exclusive agreement between the parties relating to the subject matter. In the event of a conflict, the terms of Exhibit A shall govern.


By signing below for our companies, each of us agrees to the terms of this Agreement. Once signed, 1) both parties agree any reproduction of it made by reliable means (for example, photocopy or facsimile) is an original unless prohibited by local law and 2) activities are subject to it.

Agreed To:                                 Agree To:
Synon Corporation                          International
Business
                                           Machines Corporation


By:    /s/ Paul K. Wilde                   By:   /s/ David E. Penn
   -----------------------------              -------------------------------
Name: Paul K. Wilde                        Name: David E. Penn
     ---------------------------                -----------------------------
Date: 3-24-97                              Date: 4/1/97
     ---------------------------                -----------------------------

Address:  Synon Corporation                Address:  IBM Corporation
          1100 Larkspur Landing Circle               3605 Highway 52 North
          Larkspur, CA 94939                         Rochester, MN 55901

SYNON                                                                        IBM

                         EXHIBIT A to Agreement 350-132
                             SIRCLE Project outline.


MILESTONES AND DELIVERABLES.

[ ]*


* Confidential treatment has been requested from the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

[ ]*

DEFINITIONS:
SYNON = Synon marketing/project coordinator
IBM = IBM lab coordinator
TEAM = Lab team staff
GROUP = Lab team staff and Class Library development staff



* Confidential treatment has been requested from the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

IBM Agreement for Exchange of Confidential Information
Supplement for  Disclosure
--------------------------------------------------------------------------------

                                                   Agreement number:     92-0016

                                                   Supplement number:    RST-08

Discloser:                                         NAME AND ADDRESS OF RECIPIENT'S POINT OF CONTACT:

    IBM  X                                         Alan Zwiren                               Dave Truxal
       -----                                       Synon, Inc                                IBM Corporation
    You  X                                         1100 Larkspur Landing Circle              3605 Highway 52  North
       -----                                       Larkspur CA 94939                         Rochester, MN 55901-7829
United States                                      United States

Initial Disclosure Date:  January 14, 1997                     Final Disclosure Date:  January 14, 2000
                          ----------------                                             ----------------

Use the actual date of disclosure or the date on which         Use the date on which the disclosure is to be
access to Information, such as may be contained in a           completed or the date on which access to information
data base, is to be initiated.  Information becomes            will be terminated.  The confidentiality period for
subject to this Supplement and the referenced                  Information extends from this date.
Agreement on this date.


        NOTE:  Both dates must be provided, even it they  are  the same.

Reminder: The Discloser must provide the Recipient a written summary promptly after a disclosure that 1) is an oral presentation, 2) consists of the delivery of items that are not marked with a restrictive legend of the Discloser or 3) consists of access to Information that is not marked with a restrictive legend of the Discloser.


Confidential Information:
The following is a nonconfidential description of Information the Discloser wishes to disclose.


IBM may disclose to Synon, Inc confidential information regarding San Francisco including:

-        on-line documentation and class libraries for object APIs
-        early release code
-        early drivers

Synon, Inc may disclose to IBM confidential information including:

-        product early design technical information
-        product early design documentation
-        product specifications
-        feedback on product design

ADDITIONAL TERMS AND CONDITIONS, IF ANY:

1. Synon agrees that the terms and conditions of the attached International License Agreement for Early Release of Programs and Materials shall apply to this Supplement and disclosures made thereunder.

2. This Supplement will serve as written confirmation for any oral and/or visual disclosure made under this Agreement consistent with the above nonconfidential description.

3. Disclosed information continues to be subject to the referenced Agreement for five (5) years following the date of disclosure.

4. The loading, if any, of Synon's programs, data or source code which may be considered confidential by Synon, into any AS/400 System at IBM will not be considered disclosure of confidential information from Synon to IBM, except to the extent that such programs, data or source code are actually reviewed by IBM employees. IBM shall review such programs, data or source code only to the extent that Synon's employees approve, and only to the extent necessary to allow IBM to provide Synon the most appropriate technical assistance. Synon's programs, data or source code will be subject to System security functions and will be removed from the System at the conclusion of the technical assistance.

         IBM neither makes nor implies any guarantee with respect to System availability, function, performance, or quality of the final result of activities performed under this Agreement.




________________________________________________________________________________


Both of us agree that this Supplement and the IBM Agreement for Exchange of Confidential Information are the complete and exclusive agreement regarding this disclosure and replace any prior oral or written communications between us. Any reproduction of this Supplement made by reliable means (for example, photocopy or facsimile) is considered an original.

THE ONLY TIME BOTH OF US ARE REQUIRED TO SIGN THIS SUPPLEMENT IS WHEN IT CONTAINS ADDITIONAL TERMS.


Agreed to:                                                  Agreed to.
SYNON, INC                                                  INTERNATIONAL BUSINESS MACHINES CORPORATION

By                                                          By
  -------------------------------                             -------------------------------
    Authorized signature                                         Authorized signature

Name (type or print):                                       Name (type or print):    M. EILEEN TUNE

Date:                                                       Date:                    JANUARY 10, 1997

Identification number:    8722774                           Agreement number:        92-0016

Address:         1100 LARKSPUR LANDING CIRCLE               IBM Office address:      3605 HIGHWAY 52 NORTH
                 LARKSPUR CA 94939                                                   ROCHESTER, MN 55901-7829
                 UNITED STATES

 After signing, please return a copy of this Agreement to the local "IBM Office address" shown above.

IBM  Agreement for Exchange of Confidential Information
Security Requirements
________________________________________________________________________________


                               Agreement Number:         92-0016

                               Supplement Number:        RST-08

You and IBM agree that the following additional terms and conditions apply to Confidential Information (Information) that is disclosed under the provisions of the Agreement for Exchange of Confidential Information and is described in the referenced Supplement.

These terms and conditions prevail over those of the referenced Agreement, but do not prevail over those of the referenced Supplement. Any changes or exceptions must be approved in writing by the Discloser. Subject to such approval, the Recipient will implement security measures comparable to the minimum requirements set forth below. The Recipient will conduct periodic audits to ensure compliance with Security Requirements.

1.     GENERAL SECURITY REQUIREMENTS

       The Recipient will protect Information by:

       a. providing secure, lockable work facilities where all work using Information will be performed and where all copies of Information will be kept. The Recipient will restrict access to such facilities to authorized persons and will store all copies of Information in secure, locked storage facilities. Copying of Information will be authorized by the Discloser;

       b. marking storage media, printed material, machine readable files and other similar materials that are copies of extracts of Information with the restrictive legend provided by the Discloser;

       c. using a written receipt and acknowledgment system for transmittal of Information between the Discloser and the Recipient;

       d. upon request, returning to the Discloser for disposition or destroying all copies of Information;

       e. recording and investigating all unauthorized attempts to gain access to Information. The Recipient will promptly notify the Discloser of any loss, theft or unauthorized disclosure of Information;

       f. maintaining current and historical records, indicating as applicable, 1) each person authorized to access Information and the relevant date(s), 2) each copy of Information and to whom distributed, 3) each encryption key and password and to whom disclosed, and 4) each physical storage media containing Information and its disposition, and 5) each audit conducted and its results. The Recipient will make such records available to the Discloser upon request; and

       g. using appropriate security precautions when traveling with Information such as not putting Information in baggage that will be checked and not leaving Information unsecured.

2.     SYSTEMS SECURITY REQUIREMENTS

       If Information is delivered to the Recipient in softcopy form or is stored electronically in the Recipient's Information processing system(s), the Recipient will also implement the following requirements for such Information:

       a. each multiple-user information processing system will have password-controlled access. Each user will have a unique user ID and associated password. Datasets will be protected and passwords will be controlled by IBM Resource Access Control Facility (RACF) or a security program providing equivalent protection. Otherwise, each dataset containing Information will be password protected and, if practical, each password will be unique. Local Area Network environments will have controls similar to the requirements set forth above. Access to Information on standalone workstations will be controlled. When such systems are not in use, Information will be secured.

       b. each password will be randomly selected, non- obvious and non-trivial. Log on passwords will be changed at least every 60 days. Dataset passwords will be changed at least every six months;

       c. dial-up facilities will be protected by a secure call-back system or other secure method;

       d. if required by the Discloser, Information will be encrypted when it is electronically transmitted outside the Recipient's facilities or when public communications facilities are used;

       e. sharing of passwords and disclosure of passwords and encryption keys will be limited to authorized persons;


       f. displaying and printing of passwords will be either inhibited or masked; and

       g. before any physical storage media containing Information is released for reuse, it will be degaussed or completely overwritten.

IBM  INTERNATIONAL LICENSE AGREEMENT FOR EARLY RELEASE OF PROGRAMS AND
MATERIALS
PART 1 - GENERAL TERMS
________________________________________________________________________________

PLEASE READ THIS AGREEMENT CAREFULLY BEFORE USING THE PROGRAM OR MATERIAL. IBM WILL ONLY LICENSE THE PROGRAM OR MATERIAL TO YOU IF YOU FIRST ACCEPT THE TERMS OF THIS AGREEMENT. REGARDLESS OF HOW YOU ACQUIRE THE PROGRAM OR MATERIAL
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MATERIAL YOU AGREE TO THESE TERMS.

The Program or Material is owned by the International Business Machines
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OF PART 2 MAY REPLACE OR MODIFY THOSE OF PART 1.

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Under this license, you may use the Program or Material (and any copies of it)
only for internal evaluation.  You may make a reasonable number of copies of
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You may not: 1) use or copy the Program or Material except as provided in this
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This license will begin with your first use of the Program or Material and end
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SUBJECT TO ANY STATUTORY WARRANTIES WHICH CANNOT BE EXCLUDED, IBM MAKES NO
WARRANTIES OR CONDITIONS EITHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, WARRANTIES OF NON-INFRINGEMENT AND THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, CONCERNING THE FUNCTION,
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This exclusion also applies to any of IBM's subcontractors, suppliers or
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3.   LIMITATION OF LIABILITY:

NEITHER IBM NOR ITS SUPPLIERS WILL BE LIABLE FOR ANY DIRECT OR INDIRECT DAMAGES, INCLUDING WITHOUT LIMITATION, LOST PROFITS, LOST SAVINGS, OR ANY INCIDENTAL, SPECIAL, OR OTHER ECONOMIC CONSEQUENTIAL DAMAGES, EVEN IF IBM IS INFORMED OF THEIR POSSIBILITY. SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE EXCLUSION OR LIMITATION MAY NOT APPLY TO YOU.

4.   RIGHTS IN DATA:

You hereby assign to IBM all right, title, and interest (including ownership of copyright) in any data, suggestions, and written materials related to your use of the Program or Material you provide to IBM. If IBM requires it, you agree to sign an appropriate document to assign such rights.

5.   GENERAL

Neither of us will charge the other for this license or any work performed as a result of this Agreement.

You agree to: 1) maintain a record of all copies of the Program or Material and 2) ensure that anyone who uses the Program or Material (accessed either locally or remotely) does so only for your authorized use and complies with the terms of this Agreement.

All Materials licensed under this Agreement shall be subject to the terms and conditions of 92-0016.

IBM may terminate this license immediately if you fail to comply with the terms of this Agreement. If we do so, you agree to immediately destroy the Program or Material and all copies you made of it.

Neither you nor IBM is responsible for failure to fulfill any obligations due to causes beyond its control.

You may not export the Program or Material.

This Agreement is governed by the laws of the country in which you acquired the Program or Material except: 1) in Australia, this Agreement will be governed by the laws of the State or Territory in which the transaction is performed; 2) in Central Europe and Russia, this Agreement will be governed by the laws of Austria; 3) in Estonia, Latvia, and Lithuania, Finnish law shall apply; 4) in Canada, the laws of the Province of Ontario govern this Agreement; and 5) in the United States and Puerto Rico and People's Republic of China, the laws of the State of New York govern this agreement.

IBM  INTERNATIONAL LICENSE AGREEMENT FOR EARLY RELEASE OF PROGRAMS AND
MATERIALS

PART 2 - COUNTRY UNIQUE TERMS
________________________________________________________________________________


ASIA PACIFIC

AUSTRALIA: NO WARRANTY (SECTION 2): The warranties specified this Section are in addition to any rights you may have under the Trade Practices Act or other legislation and are only limited to the extent permitted by the applicable legislation.

LIMITATION OF LIABILITY (SECTION 3):  The following paragraph is added to this
Section:

Where IBM is in breach of a condition or warranty implied by the Trade Practices Act 1974, IBM's liability is limited to: (a) where IBM supplied services, the cost of having the services supplied again, or (b) where IBM supplied goods, the repair or replacement of the goods, or the supply of equivalent goods. Where that condition or warranty relates to right to sell, quiet possession or clear title, or the goods are of a kind ordinarily acquired for personal, domestic or household use or consumption, then none of the limitations in this paragraph apply.

NEW ZEALAND: NO WARRANTY (SECTION 2): The warranties specified this Section are in addition to any rights you may have under the Consumer Guarantees Act
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provide, if you require the goods and services for the purposes of a business as defined in the ACT.

LIMITATION OF LIABILITY (SECTION 3): The following paragraph should be added to
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Where products or services are not acquired for the purposes of a business as defined in the Consumer Guarantees Act 1993, the limitations in this Section are subject to the limitations in that Act.


EUROPE, MIDDLE EAST, AFRICA (EMEA)

GERMANY: NO WARRANTY (SECTION 2): The warranty for an IBM Program covers the functionally of the Program for its normal use. In case a Program is delivered without specifications, IBM will only warrant that the Program information correctly describes the Program and that the Program can be used according to the Program information. The minimum warranty period is six (6) months.

LIMITATION OF LIABILITY (SECTION 3): The limitations and exclusions specified in the Agreement will not apply to damages caused by us with intention or gross negligence. IBM is liable for assured characteristics.

IRELAND: NO WARRANTY (SECTION 2): Except as expressly provided in these terms and conditions, all statutory conditions, including all warranties implied, but without prejudice to the generality of the foregoing all warranties implied by the Sale of Goods Act 1983 or the Sale of Goods and Supply Act 1980 are hereby excluded.

UNITED KINGDOM: LIMITATION OF LIABILITY (SECTION 3): Add the following paragraph at the end of the first paragraph:

The limitation of liability shall not apply to any breach of IBM's obligations implied by Section 12 of the Sales of Goods Act 1979 or Section 2 of the Supply of Goods and Services Act 1982.










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